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               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549



                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 13, 1997


                     SUNDSTRAND CORPORATION
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)


         Delaware                   1-5358                36-1840610
----------------------------      ----------       ----------------------
(State or other jurisdiction     (Commission            (IRS Employer
    of incorporation)            File Number)      Identification Number)


    4949 Harrison Avenue
    P.O. Box 7003
    Rockford, Illinois                             61125-7003
----------------------------------------           ----------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (815) 226-6000


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Item 5. Other Events.

        Registrant is filing herewith, as Exhibit 99.1, a cautionary statement for purposes of the "Safe Harbor for Forward-Looking Statements" provision of the Private Securities Litigation
        Reform Act of 1995 which Exhibit is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        Exhibit No.           Description
        -----------           -----------
           99.1               Cautionary Statement


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                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     SUNDSTRAND CORPORATION
                                     (Registrant)



Dated:  February 13, 1997            By:  /s/ Richard M. Schilling
                                     ________________________________
                                     Name:   Richard M. Schilling
                                     Title:  Vice President, General
                                             Counsel and Secretary


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                          EXHIBIT INDEX



                                             Page in Sequentially
      Exhibit      Description                  Numbered Copy
      -------      -----------               --------------------
       99.1        Cautionary Statement               5


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                                                     Exhibit 99.1

                      CAUTIONARY STATEMENT


Sundstrand Corporation (the "Registrant") and its representatives from time to time publish reports, file written statements or documents with the Securities and Exchange Commission, issue news releases, participate in conferences, calls, meetings and discussions with shareholders, analysts, investors and potential investors in the Registrant in which forward-looking statements are made.

Forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) made by the Registrant are based on assumptions, such as the timing, volume, and pricing of customer orders. These assumptions are based on a variety of factors, including estimates of revenue passenger miles, projections of aircraft deliveries, anticipated levels of defense spending, projections of capital spending in a variety of industrial markets, and industry specific economic outlooks. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those outlined in the forward-looking statements. The risks and uncertainties include the risk of cancellation or adjustment of large aircraft orders, greater than anticipated pricing pressures in the Aerospace industry, collective bargaining labor disputes, termination of and/or difficulties related to significant government programs (particularly military procurement programs serviced by the Registrant), decreased demand in the Registrant's markets or the markets served by the Registrant's customers (particularly commercial airline traffic), lower-than-anticipated penetration of foreign markets, and unforeseen difficulties in implementing the restructuring of Sullair Europe.


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